Provisions for other liabilities and charges and contingent liabilities	11 Months Ended
Dec. 31, 2019
Disclosure of contingent liabilities [abstract]
Provisions for other liabilities and charges and contingent liabilities
Provisions for other liabilities and charges and contingent liabilities

	Assumed contingent liabilities £000	Dilapidations £000	Royalties £000	Total £000
At February 1, 2019	1,657	150	44	1,851
Additions	—	—	1	1
Unwinding of the discount factor	198	—	—	198
At December 31, 2019	1,855	150	45	2,050

	Assumed contingent liabilities £000	Dilapidations £000	Royalties £000	Total £000
At February 1, 2018	1,466	150	25	1,641
Additions	—	—	19	19
Unwinding of the discount factor	191	—	—	191
At January 31, 2019	1,657	150	44	1,851

Assumed contingent liability
As part of the acquisition of Discuva Limited ('Discuva') in December 2017, the Group assumed certain contingent liabilities as certain employees, former employees and former directors of Discuva are eligible for payments from Discuva based on specified development and clinical milestones related to proprietary product candidates developed under the Discuva Platform. The timing of these potential payments is uncertain.
On the date of acquisition, the fair value of the assumed contingent liability was estimated using the expected value of the payments. The assumed contingent liabilities are subsequently measured at amortized cost using discounted cash flow models which calculate the risk adjusted net present values of estimated potential future cash flows of the payments. The assumed contingent liabilities are remeasured when there is a specific significant event that provides evidence of a significant change in the probability of successful development and clinical milestones being achieved. The models will be updated for changes in the probability of successful development and clinical milestones being achieved and other associated assumptions with the discount factor to remain unchanged within the model. A discount factor of
13% has been used to discount the contingent liabilities back to net present value. This discount factor has been calculated using appropriate measures and rates which could have been obtained in the period that the contingent liabilities were assumed.
The estimated fair value of the assumed contingent liability as at December 31, 2019, is £1.9 million (January 31, 2019: £1.7 million). The contingent liability has not been remeasured during the period. The table below describes the value of the assumed contingent liabilities as at December 31, 2019, of £1.9 million compared to what the total value would be following the presented variations to the underlying assumptions in the model:

December 31, 2019
£000
Estimated assumed contingent liabilities	1855
1% lower discount rate	1,927
1% higher discount rate	1,791
10% lower probability of success	1,635
10% higher probability of success	2,057

Dilapidations
Management has made a provision in respect of the dilapidation costs associated with the reinstatement obligations on their current lease based on best estimates. It is management’s intention to utilize the provision at the end of the lease term.

24. Provisions for other liabilities and charges and contingent liabilities (continued)
Royalties
The provision in respect of royalties relates to the amounts due to the Wellcome Trust under the terms of the funding arrangement as described below. The provision has been discounted to take account of the effect of the time value of money, applying a discount rate of 0.8%. Further information on the contingent liabilities included in the Wellcome Trust arrangement are detailed below.
In addition to those items provided for above, the Group also has the following contingent liabilities:
The School of Pharmacy, University of London
The Group has agreed to pay The School of Pharmacy, University of London, a low single-digit share of all revenue, pre and post commercialization, received by the Group in respect of ridinilazole up to a maximum of £1.0 million in consideration of their role in the development of the initial compound series from which ridinilazole was later identified. Following the license and commercialization agreement entered into with Eurofarma, an initial payment was made to The School of Pharmacy of £0.04 million.
Wellcome Trust
Under the terms of the funding arrangement entered into in October 2017, the Wellcome Trust is entitled to a share of the cumulative net revenue that the Group or its affiliates receive from exploiting the exploitation IP or award products. If Summit undertakes the commercialization of ridinilazole, the Wellcome Trust would be eligible to receive a low-single digit percentage share of net revenues. If a third party undertakes the commercialization of ridinilazole, the Wellcome Trust would be eligible to receive a mid-single digit percentage share of net revenues received by Summit from sales by the third party and a milestone payment of a low-single digit percentage of any cumulative pre-commercial payments received by Summit from third-party licensees. In both instances outlined above, the Group would also be obligated to pay the Wellcome Trust a milestone of a specified amount if cumulative net revenue exceeds a specified amount. Following the license and commercialization agreement entered into with Eurofarma, an initial payment became due to the Wellcome Trust upon commercialization of ridinilazole. The payment has been provided for by the Group as at the year end date and has been discounted back to net present value relative to the expected timing of commercialization of ridinilazole.